UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2006

                                  MILACRON INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        1-8485                       31-1062125
---------------            ------------------------          -------------------
(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


       2090 Florence Avenue, Cincinnati, Ohio                       45206
      ----------------------------------------                    ----------
      (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (513) 487-5000

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 1, 2006, Milacron Inc. (the "Company") issued an earnings release announcing its results for the first quarter of 2006, which is furnished as
Exhibit 99.1 hereto.

The Company's earnings release includes a presentation of "primary working capital" as a percentage of sales as of March 31, 2006 and March 31, 2005. The Company's management believes that this non-GAAP financial measure is useful to analysts and investors because it provides a measure of the Company's progress with respect to its publicly-announced strategy of reducing working capital requirements. Management of the company believes this non-GAAP financial measure is the best indicator of progress with respect to this strategy and it is therefore reported to and reviewed with the Company's board of directors.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits:

Exhibit  No.        Description

99.1                Earnings release issued by Milacron Inc. on May 1, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Milacron Inc.

Date:   May 1, 2006                   By:    /s/ Ross A. Anderson
                                             ----------------------------
                                             Ross A. Anderson
                                             Vice President - Finance
                                             and Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit  No.        Description
-------------       ------------------------------------------------------------
99.1                Earnings release issued by Milacron Inc. on May 1, 2006.